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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                December 23, 1998

                         Commission File Number: 0-9969

                            Century Industries, Inc.
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            (Exact name of Registrant as specified in its charter)

        District of Columbia                              54-1666769
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 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation of organization)                       Identification No.)

       45034 Underwood Lane
          Sterling, Va.
        (Mail) P.O. Box 319
          Sterling, Va.                                          20166


                                                                 20167
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(Address of principal executive offices)                      (Zip Code)


           Registrant's telephone number, including area code: (703) 471-7606.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                (1) Yes  X    No
                                       -----    -----
                                (2) Yes  X   No
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Item 4. Changes In Registrant's Certifying Accountant

        On December 16, 1998, the Audit Committee of the Board of Directors of the Registrant received a letter of resignation from Sobel & Co., the independent auditors of Registrant for the fiscal year ending December 31, 1998. Discussions have continued with Sobel & Co. regarding incomplete facts and preliminary information which need to be resolved, and which Sobel & Co. has not yet been able to provide to Registrant, in order to satisfy the terms of Item 304 of Regulation S-B.

        In view of Sobel & Co.'s failure to provide this factual information, Registrant has terminated its relationship with Sobel & Co. as independent auditor for Registrant for its year ending December 31, 1998 as of December 23, 1998.

        Registrant shall resolve the incomplete facts and preliminary information and file, within five (5) days of this termination, a further and more expansive Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Century Industries, Inc.

December 23, 1998             /s/
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                              Ted L. Schwartzbeck, President,
                              Chief Executive Officer